EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 6, 1999

Dear shareholders,

As the twentieth century draws to a close, the United States enjoys brisk economic activity. The Federal Reserve increased the federal funds rate by one quarter of one percent, which equates to watering down the party's punch. This rate increase, along with the market's increase in long-term rates, should temper the economy's momentum. The question is whether the deceleration will be enough to alleviate inflationary wage pressure caused by shortages of skilled labor. Despite concern over a warming economy, the rest of the world watches the American economic expansion with envy. Manufacturing, new home sales, and consumer confidence are at high levels. However, new home sales slowed recently in response to higher interest rates over the last several months. The eyes of the investment community will be fixed on corporate profits as the year progresses. In our last report, six months ago, we said eleven thousand on the Dow was within reach. We have exceeded that mark.

Worry about inflation will be paramount for the rest of the year. Much of the good news is behind us. Higher oil prices have been sustained by a surprisingly disciplined oil cartel. Higher commodity prices could translate from a minor worry to a major problem. The overriding mood on Wall Street seems to be Don't Worry, Be Happy! When emotions are this ebullient, we practice restraint. Overseas economies appear to have bottomed; this will stimulate our economy.

In the first half of our fiscal year, we eliminated all shares of ASA Holdings, Healthsouth, Humana, McCormick, MediaOne Group, O'Sullivan Industries, and Segue Software, in order to invest in a diversified group of companies which we think offer greater potential. New to the portfolio is BJ's Wholesale, a wholesale club which is expanding into the southeast and midwestern United States. BJ's sells at a lower stock market valuation than some of its competition. RailAmerica Inc. is taking advantage of the global trend to privatize railroads in Australia, Chile, Canada and the United States. Cypress Semiconductor is a designer, manufacturer, and marketer of high performance digital integrated circuits. Wind River
Systems designs software which assists engineers in building complex embedded electronic applications. We bought Windmere-Durable at a discount when shares dropped for what we believe to be short-term problems. Dentsply International is a manufacturer of dental products which should see increasing demand with a growing over-age-65 population. Stericycle is expanding in the medical waste management business by purchasing complementary businesses. Tokheim is one of the largest domestic manufacturers of gasoline dispensers, and recently bought out a competitor. AT&T Liberty Media Group is positioned to grow into a major force in the revolution sweeping the communications and entertainment industries.

These changes result from countless hours of sifting information and evaluating market forces. We look forward to the new millennium with confidence.

We have evaluated our computer systems and do not foresee any Y2K problems as we turn the last page of the calendar and ring in the new century.

Since my next report to you will be after the New Year, may I be the first to wish you a happy New Year and a happy new century.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1999

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 80.7%
                                  BANKS - 5.0%
 4,000      BancWest Corp........................................   $ 152,000
                                                                   ----------
                          BROADCASTING/CABLE TV - 4.4%
 2,000     *AT&T Liberty Media Group, Class "A"..................     132,875
                                                                   ----------
                              CAPITAL GOODS - 1.6%
 5,000     *Tokheim  Corp........................................      49,375
                                                                   ----------
                               CONSTRUCTION - 2.2%
 3,000      Lennar Corp..........................................      67,875
                                                                   ----------
                            CONSUMER PRODUCTS - 4.4%
10,000     *Windmere-Durable Holdings............................     131,250
                                                                   ----------
                               ELECTRONICS - 0.9%
 1,200     *Tech-Sym Corp........................................      26,325
                                                                   ----------
                              ENTERTAINMENT - 1.4%
 1,500     *Walt Disney Co.......................................      43,688
                                                                   ----------
                            FINANCIAL SERVICES - 8.8%
 3,000      Federal Home Loan Corp...............................     174,937
 2,000      First Data Corp......................................      89,875
                                                                   ----------
                                                                      264,812
                                                                   ----------
                                  FOOD - 7.2%
20,000      Food Lion, Inc.,  Class "B"..........................     217,500
                                                                   ----------
                                INSURANCE - 2.4%
 3,400      Leucadia National Corp...............................      70,975
                                                                   ----------
                      MEDICAL EQUIPMENT & SUPPLIES - 3.6%
 4,000      Dentsply International Inc...........................     108,000
                                                                   ----------
                               PUBLISHING - 4.4%
 6,000      Belo A. H. Corp......................................     132,375
                                                                   ----------

Shares                                                               Value
--------                                                           ----------

                               REAL ESTATE - 7.0%
 5,000      LNR Property Corporation.............................  $  100,000
10,000      United Dominion Realty Trust, Inc....................     110,625
                                                                   ----------
                                                                      210,625
                                                                   ----------
                                RAILROADS - 4.9%
15,000     *RailAmerica, Inc.....................................     146,250
                                                                   ----------
                            RETAIL SPECIALTY - 4.3%
 5,000     *BJs Whloesale Club...................................     130,000
                                                                   ----------
                             SEMICONDUCTOR - 2.2%
 6,000     *Cypress Semiconductor Corp...........................      66,750
                                                                   ----------
                                SOFTWARE - 4.2%
 6,000     *Wind River Systems Inc...............................     126,000
                                                                   ----------
                                UTILITIES - 8.3%
11,025     *Southern Union Co....................................     249,441
                                                                   ----------
                        WASTE MANAGEMENT SERVICES- 3.5%
 8,000     *Stericycle Co........................................     105,000
                                                                   ----------

            Total Value of Common Stocks (cost $ 1,706,932)......   2,431,116
                                                                   ----------

Principal
 Amount
---------
                         SHORT-TERM INVESTMENTS - 18.2%
 $550M      US. Treasury Bill  3.70 %
            due 6/03/98 (cost $ 549,887).........................     549,887
                                                                   ----------

            Total Value of Investments (Cost $2,256,819)..  98.9%   2,981,003
            Other Assets, less Liabilities................   1.1       32,749
                                                           ------  ----------
            Net Assets.................................... 100.0%  $3,013,752


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1999

ASSETS
   Investments in securities, at value
     (identified cost $2,256,819) (Note 1-A)...                    $2,981,003
   Cash........................................                        19,015
   Dividends receivable........................                        42,400
   Other assets................................                         1,708
                                                                   ----------
      TOTAL ASSETS.............................                     3,044,126


LIABILITIES
   Payable for capital stock redeemed..........      $   24,253
   Accrued advisory and administrative fees....           4,963
   Other accrued expenses......................           1,158
                                                     ----------
      TOTAL LIABILITIES........................                        30,374
                                                                   ----------
NET ASSETS.....................................                    $3,013,752
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,013,752 / 241,976 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $12.45
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,168,112
   Undistributed net investment income.........                       19,124
   Accumulated net realized gain on investments                      102,332
   Net unrealized appreciation in value of
     investments...............................                      724,184
                                                                  ----------
      TOTAL....................................                   $3,013,752
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $12.45
   Sales commission:  8 1/2% of offering price*                         1.16
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $13.61
                                                                      ======

   Redemption price............................                       $12.45
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1999

INVESTMENT INCOME
  Income:
    Dividends..................................$ 55,070
    Interest...................................  12,411
                                               --------
          TOTAL INCOME.........................              $ 67,481

  Expenses (Note 4):
    Investment advisory fee ..................    11,182
    Professional fees.........................     9,555
    Transfer agent and dividend disbursing
         agent's fees and expenses............     8,627
    Reports and notices to shareholders.......     5,863
    Registration fees.........................     5,090
    Administrative fee........................     3,727
    Custodian fees............................     3,350
    Other expenses............................     2,627
                                                --------
          TOTAL EXPENSES.......................   50,021
          Less: Custodian fees paid indirectly.    1,664       48,357
                                                --------     --------
          INVESTMENT INCOME-NET................                19,124

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  102,416
    Net unrealized depreciation of
        investments............................ ( 96,938)
                                                --------
          Net gain on investments..............                 5,478
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $ 24,602
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                      MAY 31,      NOVEMBER 30,
                                                       1999           1998
                                                    ----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)...................   $   19,124     $  (15,960)
  Net realized gain on investments...............      102,416        145,165
  Net unrealized depreciation
     of investments..............................      (96,938)      (177,620)
                                                    ----------     ----------
     Net increase (decrease) in net assets
        resulting from operations................       24,602        (48,415)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (144,520)      (363,469)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting
     from capital share transactions (Note 2)....       33,535        232,017
                                                    ----------     ----------
     Net decrease in net assets..................      (86,383)      (179,867)

NET ASSETS
  Beginning of year..............................    3,100,135      3,280,002
                                                    ----------     ----------
  End of period (including net investment income
    of $19,124 and $0, respectively).............   $3,013,752     $3,100,135
                                                    ==========     ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 28, 1999. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 1999 there were 241,976 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended         Year Ended
                                May 31, 1999        November 30, 1998
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........    14,108   $ 170,688     29,875  $ 399,326
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............    11,188     138,732     26,421    340,301
Capital stock redeemed.....   (22,623)   (275,885)   (37,648)  (507,610)
                             --------   ----------  --------  ----------
  Net increase ............     2,673   $  33,535     18,648  $ 232,017
                             ========   ==========  ========  ==========


                                      6

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1999, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,808,575 and $1,648,976 respectively.

    At May 31, 1999, the cost of investments for Federal income tax purposes was $2,256,819. Accumulated net unrealized appreciation on investments was $724,184 consisting of $735,647 gross unrealized appreciation and $11,463 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the six months ended
May 31, 1999, BFC received $277 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $550 and the Fund's Custodian has provided credits in the amount of $1,664 against custodian charges based on the uninvested cash balances of the Fund.

                                      7

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.



                                     Six Months             Year Ended November 30,
                                       Ended        -----------------------------------------
PER SHARE DATA                      May 31, 1999     1998     1997     1996     1995     1994
                                    ------------    ------   ------   ------   ------   ------
Net Asset Value,
   Beginning of Year...............  $12.95         $14.86   $13.57   $12.79   $10.93   $13.09
                                     ------         ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......    0.08          (0.07)   (0.14)   (0.05)  (0.14)   (0.21)
Net Realized & Unrealized Gain
  (Loss) on Investments............    0.03          (0.20)    1.92     1.71    2.05    (1.71)
                                     ------         ------   ------   ------   ------   ------
Total From Investment Operations...    0.11          (0.27)    1.78     1.66    1.91    (1.92)
                                     ------         ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains.................    0.61           1.64     0.49     0.88    0.05     0.24
                                     ------         ------   ------   ------   ------   ------
Net Asset Value, End of Period.....  $12.45         $12.95   $14.86   $13.57   $12.79   $10.93
                                     ======         ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................    0.87          (1.76)   13.62    13.82    17.53   (14.95)
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................  $3,014         $3,100   $3,280   $3,060   $2,804   $2,320
Ratio to Average Net Assets:
  Expenses (%).....................    3.36(a)        2.67     2.75     2.58     3.44     3.71
  Net Income (Loss) (%)............    1.29(a)       (0.50)   (0.95)   (0.43)   (1.27)   (1.77)

Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%).....................    3.36(a)        2.67     2.75     2.69     4.44     4.71
  Net Income (Loss) (%)............    1.29(a)       (0.50)   (0.95)   (0.54)   (2.27)   (2.77)

Portfolio Turnover Rate (%)........      69             33       47       24       51       51


 *  Calculated without sales charge.
(a) Annualized
                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of May 31, 1999, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1998 and financial highlights for the six months ended May 31, 1999 and each of the two years in the period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1996,were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 1999, and the results of its operations for the six months then ended, changes in its net assets for the six months then ended and the year ended November 30, 1998 and financial highlights for the six months ended May 31, 1999 and each of the two years in the period ended November 30, 1998, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 18, 1999

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Sharehold er Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                                SEMI-ANNUAL
                                                                   REPORT

                                                                MAY 31, 1999

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.